Supplement to the
Fidelity's Government Bond Funds
October 23, 2009
Prospectus

Effective on December 15, 2009, Fidelity® Ginnie Mae Fund will be renamed Fidelity GNMA Fund.

The following information replaces the biographical information for William Irving found in the "Fund Management" section on page 29.

William Irving is lead manager of Ginnie Mae Fund, Government Income Fund, and Intermediate Government Income Fund, which he has managed since November 2004, January 2007, and April 2008, respectively. He also manages other Fidelity funds. Since joining Fidelity Investments in 1999, Dr. Irving has worked as a quantitative analyst and portfolio manager.

Franco Castagliuolo is co-manager of Ginnie Mae Fund, Government Income Fund, and Intermediate Government Income Fund, which he has managed since December 2009. He also manages other Fidelity funds. Since joining Fidelity Investments in 1997, Mr. Castagliuolo has served as a research associate and portfolio manager.

GVT-09-02 December 4, 2009
1.477036.128

Supplement to the

Fidelity's Government Bond Funds

Fidelity® Ginnie Mae Fund

Fidelity Government Income Fund

Fidelity Intermediate Government Income Fund

Funds of Fidelity Income Fund

STATEMENT OF ADDITIONAL INFORMATION

October 23, 2009

Effective on December 15, 2009, Fidelity Ginnie Mae Fund will be renamed Fidelity GNMA Fund.

GVTB-09-01 December 4, 2009
1.708978.124